ADVANCED BIOPHOTONICS INC.
                           125 Wilbur Place, Suite 120
                             Bohemia, New York 11716

                                                                December 8, 2006

The N.I.R. Group LLC
1044 Northern Boulevard
Roslyn, New York 11576

Gentlemen:

      Reference is made to certain Securities Purchase Agreements dated as of November 14, 2005, September 12, 2006 and October 31, 2006, by and among Advanced BioPhotonics Inc. (the "Company") and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "Investors") pursuant to which the Investors purchased secured convertible notes (the "Notes") and common stock purchase warrants (the "Warrants") of the Company.

      Section 1.6(d) of the Notes and Section 4(a) and 4(b) of the Warrants provide for an adjustment to the conversion price of the Notes and the exercise price of the Warrants if the Company issues or sells any shares of Common Stock or Convertible Securities for a consideration per share less than a price equal to the conversion and exercise prices in effect immediately prior to such issuance or sale.

      Accordingly, the Company hereby requests that the Investors execute and return this letter in order to confirm that they individually waive any prior or future adjustment to the conversion prices of the Notes and the exercise prices to the Warrants, pursuant to Section 1.6(d) of the Notes and Section 4(a) and 4(b) of the Warrants, for any issuances of any securities by the Company to the Investors prior to, or subsequent to the date hereof.

      Thank you for your prompt attention to this matter and for your continued support of the Company.


                                  ADVANCED BIOPHOTONICS INC.


                                  By: /s/ Denis O'Connor
                                      ------------------------------------
                                          Name:  Denis O'Connor
                                          Title: Chief Executive Officer

AGREED AND ACKNOWLEDGED:

AJW PARTNERS, LLC
By:  SMS Group, LLC


/s/ Corey S. Ribotsky
----------------------------------------
Corey S. Ribotsky
Manager


AJW OFFSHORE, LTD.
By: First Street Manager II, LLC


/s/ Corey S. Ribotsky
----------------------------------------
Corey S. Ribotsky
Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


/s/ Corey S. Ribotsky
----------------------------------------
Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLP

/s/ Corey S. Ribotsky
----------------------------------------
Corey S. Ribotsky
Manager